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                                                        EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10487) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-07581) of Metal Management, Inc. of our report dated May 21, 1997, except as to Notes 16 and 17, which are as of June 19, 1997, appearing in this Form 10-K.

PRICE WATERHOUSE LLP



Chicago, Illinois
June 19, 1997